Exhibit 10.87

SETTLEMENT AGREEMENT AND MUTUAL RELEASE

This Settlement Agreement and Mutual Release (hereinafter "AGREEMENT") is entered on July 14, 2009, by and among the following persons and entities:

1. GRANITE FINANCIAL GROUP, LLC ("GRANITE");

2. DAN SCHREIBER ("SCHREIBER");

3. SURGE GLOBAL ENERGY, INC. ("SURGE"); and

4. SCHWARTZ SEMERDJIAN HAILE BALLARD & CAULEY LLP ("SSHB&C").

All four parties are referred to herein as the "SETTLING PARTIES."

RECITALS

1.     There are three cases pending that pertain to the SETTLING PARTIES. Schwartz Semerdjian Haile Ballard & Cateley LLP ("SSHBC') v. Surge Global Energy, Inc., (SDSC Case No. 37-2008-00081736-CU-CL-CTL) has been reduced to a judgment in favor of SSHBC and against SURGE in the amount of $64,947.06. Granite Financial Group, LLC & Schreiber v. Surge Global Energy, Inc. (SDSC Case No. 37-2009-00082077-CU-BC-CTL) has recently been filed and GRANITE and SCHREIBER applied for and received a writ of attachment against the assets of SURGE in the total sum of $247,904.69. This matter has recently been consolidated with the cross-complaint filed by SURGE in the matter styled Surge Global Energy, Inc. v. Granite Financial Group & Dan Schreiber (SDSC Case No. 37-2008-00086302-CU-BC-CTL).

2.     All three actions are referred to herein as the "ONGOING LITIGATIONS."

3.     The SETTLING PARTIES desire to resolve all aspects of the ONGOING LITIGATIONS involving each of them and to release each other from all possible liability, known and unknown, in connection therewith, pursuant to the full and timely performance of the following terms and conditions in the manner described herein.

TERMS AND CONDITIONS

In consideration for the full and timely peifounance by each SETTLING PARTY hereto of each of the Terms and Conditions of this AGREEMENT in the manner prescribed herein, including without limitation all releases, dismissals, waivers, covenants, warranties and representations, execution and delivery of all documentation required herein, and in full and final settlement of the ONGOING LITIGATIONS, the SETTLING PARTIES agree to the following:

1.         Benefit of Counsel.

The advice of legal counsel has been obtained by each SETTLING PARTY hereto prior to this Agreement. Each SEIFLING PARTY hereto executes this AGREEMENT with full knowledge of its Terms and Conditions and their significance and with the express intention of effecting its legal consequences.

2.        Payment by Surge to Granite & Schreiber.

SURGE agrees that GRANITE and SCHREIBER shall be entitled to Two Hundred Twenty-Five Thousand Dollars ($225,000) from the monies currently being held by U.S. Bank, The remainder shall be returned to SURGE. The SETTLING PARTIES agree to execute whatever documents are required to effectuate this transaction.

SURGE shall transfer to GRANITE the additional consideration of 75,000 shares of common stock in Andorra. By July 14, 2009, SURGE shall send a written request to its transfer agent to transfer the 75,000 shares of stock. SURGE shall perform all acts to ensure the transfer occurs by August 4, 2009.

3.         Dismissal of Ongoing Litigations.

SURGE shall, upon execution of this AGREEMENT, dismiss each cross- complaint with prejudice as to all parties and all causes of action stated therein in the consolidated action bearing Case No. 37-2008-00086302-CU-BC-CTL. Upon receipt of the payment described above, GRANITE shall dismiss its complaint with prejudice as to all parties and all causes of action stated therein in the consolidated action bearing Case No. 37-2008-00086302-CU-BC-CTL. Further, GRANITE shall cause its counsel to file a Satisfaction of the Judgment taken in Case No. 37-2008-00081736-CU-CL-CTL. GRANITE and SCHREIBER further acknowledge that SURGE does not owe any money to GRANITE and SCHREIBER' s counsel, including but not limited to ULMER & BERNE LLP.

4.         Mutual Release.

In consideration for the full and timely performance of all Terms and Conditions of this AGREEMENT in the manner prescribed herein, including but not limited to all releases, dismissals, waivers, covenants, warranties and representations, each SETTLING PARTY hereto, on behalf of itself and on behalf of each of its respective heirs, executors, administrators, trustors, trustees, beneficiaries, predecessors, successors, assigns, members, partners, partnerships, parents, subsidiaries, affiliated and related entities, officers, directors, principals, agents, servants, employees, representatives and all persons, firms, associations and/or corporations connected with them, including without limitation their insurers, sureties, attorneys, consultants and experts, hereby release and forever discharge all other SETTLING PARTIES hereto and each of the SETTLING PARTY'S respective heirs, executors, administrators, trustors, trustees, beneficiaries, predecessors, successors, assigns, members, partners, partnerships, parents, subsidiaries, affiliated and related entities, officers, directors, principals, agents, servants, employees, representatives and all persons, firms, associations and/or corporations connected with them, including without limitation their insurers, sureties, attorneys, consultants and experts, who are or may ever become liable to them, of and from any and all claims, demands, causes of action, obligations, liens, taxes, damages, losses, costs, attorneys' fees and expenses of every kind and nature whatsoever, known or unknown, fixed or contingent, including any and all rights to subrogation and/or indemnity therefor, which any of them may now have or may hereafter have against the other SETTLING PARTIES by reason of any matter, cause or thing arising out of or connected with the ONGOING LITIGATIONS.

5.         Waiver.

Each SETTLING PARTY hereto acknowledges that there is a risk that, subsequent to the execution of this AGREEMENT, they or it may incur, suffer or sustain injury, loss, damage, costs, attorneys' fees, expenses or any of these, which are in some way caused by or connected with the persons, entities, matters and/or issues referred to in Section 3, above, or which are unknown and unanticipated at the time this AGREEMENT is executed, or which are not presently capable of being ascertained. Each SETTLING PARTY hereto further acknowledges that there is a risk that such damages as are presently known may hereafter become more serious than any of them now expects or anticipates. Nevertheless, each SETTLING PARTY hereto acknowledges that this AGREEMENT has been negotiated and agreed upon in light of that realization and each SETTLING PARTY hereby expressly waives all rights it may have in such unsuspected claims In so doing, each SETTLING PARTY hereto has had the benefit and advice of counsel and hereby knowingly and specifically waives its rights under California Civil Code section 1542, which provides as follows:

A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.

6.         Effect of Agreement.

This AGREEMENT may be pled as a full and complete defense to any action or other proceeding, as the basis for abatement of or injunction against such action or other proceeding.

7.         Compromise.

This AGREEMENT is the result of a compromise and shall never at any time or for any purpose be considered an admission of liability or responsibility on the part of any SETTLING PARTY herein released, nor shall the payment of any sum of money in consideration for the execution of this AGREEMENT constitute or be construed as an admission of any liability whatsoever, by any SETTLING PARTY herein released, all of which continue to deny such liability and to disclaim such responsibility.

8.         Attorneys' Fees.

The SETTLING PARTIES hereto acknowledge and agree that each of them shall bear their own costs, expenses and attorneys' fees arising out of or connected with the incident, the negotiation, drafting and execution of this AGREEMENT, and all matters arising out of or connected therewith, except that in the event any action or proceeding is brought by any SETTLING PARTY to enforce this AGREEMENT, the prevailing party shall be entitled to reasonable attorneys' fees and costs in addition to all other relief to which that SETTLING PARTY or those SE'l FLING PARTIES may be entitled.

9.         Construction of Agreement.

This AGREEMENT is the product of negotiation and preparation by and among the SETTLING PARTIES hereto and their respective attorneys. Accordingly, all SETTLING PARTIES hereto acknowledge and agree that this AGREEMENT shall not be deemed to have been prepared or drafted by one SETTLING PARTY or another, or the attorneys for one SETTLING PARTY or another, and shall be construed accordingly.

10.      Binding Effect.

This AGREEMENT shall be binding upon and inure to the benefit of all SETTLING PARTIES, and their respective heirs, executors, administrators, trustors, trustees, beneficiaries, predecessors, successors, assigns, members, partners, partnerships, parents, subsidiaries, affiliated and related entities, officers, directors, principals, agents, servants, employees, representatives and all persons, firms, associations and/or corporations connected with them, including without limitation their insurers, sureties, attorneys, consultants and experts.

11.      Severability.

If any provision or any part of any provision of this AGREEMENT shall for any reason be held to be invalid, unenforceable or contrary to public policy or any law, then the remainder of this AGREEMENT shall not be affected thereby and shall remain in full force and effect.

12.      Effective Date.

The SETTLING PARTIES hereto deem this AGREEMENT to be immediately effective as of the date set forth above.

13.      Counterparts.

This AGREEMENT may be executed in counterparts and all so executed shall constitute one (1) agreement which shall be binding upon all SETTLING PARTIES hereto, notwithstanding that the signatures of the SETTLING PARTIES' designated representatives do not appear on the same page.

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14.       Entire Agreement.

This AGREEMENT contains the entire understanding among the SETTLING PARTIES to this AGREEMENT with regard to the matters herein set forth, and is intended to be and is a final integration thereof.

There are no representations, warranties, agreements, arrangements, undertakings, oral or written, between or among the SETTLING PARTIES hereto relating to the Terms and Conditions of this AGREEMENT which are not fully expressed herein.